Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the heading “Experts” in the registration statement on Form S-3 (No. 333-275213).

/s/ KPMG LLP

Short Hills, New Jersey

May 9, 2024